                                                UNITED STATES
                                      SECURITIES AND EXCHANGE COMMISSION
                                            Washington, D.C. 20549

                                                   Form 8-K

                                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                                        Date of Report: March 26, 2001

                                            Medix Resources, Inc.
                            (Exact name of registrant as specified in its charter)

         Colorado                           0-24768                      84-1123311
(State of other jurisdiction              (Commission)                  (IRS Employer
      of incorporation)                   File Number)               Identification No.)

7100 E. Belleview Avenue, Suite 301, Greenwood Village, CO                           80111
        (Address of principal executive offices)                                   (Zip Code)

                   Registrant's telephone number, including area code: (303) 741-2045

Item 5. Other Events.       Press release announcing the divesture of the company's non-core website
----------------------------
                            development and hosting business unit.

         Exhibits
               ----------------
                            Exhibit 99.1 - Copy of the Press Release

                                                  SIGNATURES
Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                MEDIX RESOURCES, INC.

March 26, 2001                                                                  By:/s/Patricia A. Minicucci
                                                                                      ----------------------------
                                                                                       Patricia A. Minicucci,
                                                                                        Executive Vice President
                                                                                        and Secretary